Exhibit 99

Jefferies Reports Third Quarter Financial Results

NEW YORK & LONDON--(BUSINESS WIRE)--September 22, 2010--Jefferies Group, Inc. (NYSE: JEF) today announced financial results for its fiscal third quarter ended August 31, 2010.

Highlights for the three months ended August 31, 2010 versus the three months ended September 30, 2009:

  Net revenues of $520 million, versus $700 million.
  Net income to Common Shareholders of $46 million, versus $86 million.
  Net earnings per common share of $0.23, versus $0.42.
  Investment Banking revenues of $246 million, versus $123 million.

Highlights for the eight months ended August 31, 2010 versus the nine months ended September 30, 2009:

  Net revenues in the eight month period of $1,519 million, versus $1,633 million in the prior year nine month period.
  Net income to Common Shareholders of $165 million in the eight month period, versus $187 million in the prior year nine month period.
  Net earnings per common share of $0.81 in the eight month period, versus $0.92 in the prior year nine month period.
  Investment banking revenues of $598 million in the eight month period, versus $280 million in the prior year nine month period.

“Trading volumes across the board were painfully slow during the months of June, July and August. The normal seasonal slowdown was exacerbated by continued concerns over the state of the global economy. Jefferies Investment Banking results were solid for the quarter and reflect our ability to serve a broader and more global client base. We have made continued progress during the summer to diversify further by building upon the many initiatives we began during the global financial crises. We are in a strong position to finish 2010 and look forward to building upon our broad foundation in the years ahead,” commented Richard B. Handler, Chairman and Chief Executive Officer of Jefferies.

Conference Call

A conference call with management discussion of these financial results will be held today, September 22, 2010, at 9:00 AM Eastern. Investors and securities industry professionals may access the management discussion by calling 877-710-9938 or 702-928-7183. A one-week replay of the call will also be available at 800-642-1687 or 706-645-9291 (conference ID #97825015). A live audio webcast and delayed replay can be accessed at Jefferies.com.

About Jefferies

Jefferies, a global securities and investment banking firm, has served companies and their investors for more than 48 years. Jefferies & Company, Inc. is the principal US operating subsidiary of Jefferies Group, Inc. (NYSE: JEF: www.jefferies.com), and Jefferies International Limited is the principal UK operating subsidiary. Jefferies International Limited, a UK-incorporated company, is authorised and regulated by the UK Financial Services Authority.

JEFFERIES GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
(Amounts in Thousands, Except Per Share Amounts)
(Unaudited)

	Three Months Ended		Eight Months Ended	Nine Months Ended
	Aug 31, 2010	Sep 30, 2009	Aug 31, 2010	Sep 30, 2009
Revenues:
Commissions	$118,571	$127,800	$347,527	$395,085
Principal transactions	74,282	338,552	324,037	711,165
Investment banking	246,193	122,529	598,450	280,446
Asset management fees and investment income from managed funds	786	20,966	11,804	21,485
Interest	152,546	161,091	430,902	413,777
Other	16,879	6,239	44,241	28,699
Total revenues	609,257	777,177	1,756,961	1,850,657
Interest expense	89,159	76,756	237,493	218,086
Net revenues	520,098	700,421	1,519,468	1,632,571
Interest on mandatorily redeemable preferred interest of consolidated subsidiaries	(2,537)	23,596	(26)	30,620
Net revenues, less mandatorily redeemable preferred interest	522,635	676,825	1,519,494	1,601,951

Non-interest expenses:
Compensation and benefits	308,797	395,031	877,204	956,619
Floor brokerage and clearing fees	30,244	20,677	84,702	54,007
Technology and communications	46,135	36,141	114,189	104,508
Occupancy and equipment rental	18,433	18,121	49,448	52,168
Business development	17,420	10,293	42,405	29,273
Professional services	13,008	8,874	34,702	29,883
Other	9,404	12,658	37,224	28,953
Total non-interest expenses	443,441	501,795	1,239,874	1,255,411
Earnings before income taxes	79,194	175,030	279,620	346,540
Income tax expense	35,067	65,210	112,960	130,299
Net earnings	44,127	109,820	166,660	216,241
Net (loss) earnings to noncontrolling interests	(2,129)	23,534	1,865	29,718
Net earnings to common shareholders	$46,256	$86,286	$164,795	$186,523
Earnings per common share:
Basic	$0.23	$0.42	$0.81	$0.92
Diluted	$0.23	$0.42	$0.81	$0.92

Weighted average common shares:
Basic	195,601	200,609	196,943	201,860
Diluted	195,612	204,736	201,062	205,986

Effective tax rate	44%	37%	40%	38%

JEFFERIES GROUP, INC. AND SUBSIDIARIES
SELECTED STATISTICAL INFORMATION
(Amounts in Thousands, Except Per Share Amounts)
(Unaudited)

	Quarters Ended
	8/31/2010	5/31/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Statement of Earnings
Net revenues, less mandatorily redeemable preferred interest	$522,635	$667,512	$581,194	$531,578	$676,825	$577,866

Non-interest expenses:
Compensation and benefits	308,797	384,311	319,801	239,352	395,031	348,207
Non-compensation expenses	134,644	137,868	135,843	123,145	106,764	107,331
Earnings before income taxes	79,194	145,333	125,550	169,081	175,030	122,328

Income tax expense	35,067	56,836	47,541	68,742	65,210	48,333

Net earnings	44,127	88,497	78,009	100,339	109,820	73,995
Net (loss) / earnings to noncontrolling interests	(2,129)	3,665	3,943	6,819	23,534	12,095

Net earnings to common shareholders	$46,256	$84,832	$74,066	$93,520	$86,286	$61,900

Diluted earnings per common share	$0.23	$0.41	$0.36	$0.46	$0.42	$0.30

Financial Ratios
Pretax operating margin	15%	22%	22%	32%	26%	21%
Compensation and benefits / net revenues	59%	57%	55%	44%	56%	59%
Effective tax rate	44%	39%	38%	41%	37%	40%

JEFFERIES GROUP, INC. AND SUBSIDIARIES
SELECTED STATISTICAL INFORMATION
(Amounts in Thousands, Except Per Share Amounts)
(Unaudited)

	Quarters Ended
	8/31/2010	5/31/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Revenues by Source
Equities	$101,935	$168,730	$164,825	$106,939	$138,916	$123,070
Fixed Income	171,184	230,913	213,481	222,996	418,010	344,098
Other	-	-	-	-	-	1,638
Total	273,119	399,643	378,306	329,935	556,926	468,806

Equity	15,911	55,064	34,099	25,177	24,201	38,645
Debt	80,804	128,380	101,964	80,056	54,772	45,572
Capital markets	96,715	183,444	136,063	105,233	78,973	84,217
Advisory	149,478	72,514	62,274	88,636	43,556	36,614
Investment banking	246,193	255,958	198,337	193,869	122,529	120,831

Asset management fees and investment income / (loss) from managed funds:
Asset management fees	3,996	7,165	4,017	8,472	12,564	3,714
Investment (loss) / income from managed funds	(3,210)	6,764	2,582	5,930	8,402	(3,158)
Total	786	13,929	6,599	14,402	20,966	556
Net revenues	520,098	669,530	583,242	538,206	700,421	590,193
Interest on mandatorily redeemable preferred interest of consolidated subsidiaries	(2,537)	2,018	2,048	6,628	23,596	12,327
Net Revenues, less mandatorily redeemable preferred interest	$522,635	$667,512	$581,194	$531,578	$676,825	$577,866

Other Data
Number of trading days	65	64	61	64	64	63
Full time employees (end of period)	2,971	2,821	2,729	2,628	2,513	2,307
Common shares outstanding	171,241	171,591	171,845	165,638	169,332	171,927
Weighted average common shares:
Basic	195,601	196,944	198,507	196,255	200,609	201,902
Diluted	195,612	201,064	202,630	200,383	204,736	206,027

JEFFERIES GROUP, INC. AND SUBSIDIARIES
COMMON SHARES OUTSTANDING AND COMMON SHARES FOR BASIC AND DILUTED EPS CALCULATIONS
(UNAUDITED)

		August 31, 2010

Common shares outstanding		171,240,809
Outstanding restricted stock units		28,626,663
Adjusted shares outstanding		199,867,472

Note - All share information below for EPS purposes is based upon weighted-average balances for the applicable period.

		Three months ended	Eight months ended
		August 31, 2010	August 31, 2010

Shares outstanding (weighted average)	(1)	171,367,173	170,849,273
Unearned restricted stock	(2)	(4,068,957)	(3,481,555)
Earned restricted stock units	(3)	24,710,041	25,271,600
Other issuable shares	(4)	3,593,077	4,303,847
Common Shares for Basic EPS		195,601,334	196,943,165

Stock options	(5)	10,472	14,108
Mandatorily redeemable convertible preferred stock	(6)	-	4,105,138
Convertible debt	(7)	-	-
Common Shares for Diluted EPS		195,611,806	201,062,411

(1)

Shares outstanding represents shares issued less shares repurchased in treasury stock.  Shares issued includes public and private offerings, earned and unearned restricted stock, distributions related to restricted stock units, deferred compensation plans, employee stock purchase plan and stock option exercises.  Shares issued does not include undistributed earned and unearned restricted stock units.

(2)	As certain restricted stock is contingent upon a future service condition, unearned shares are removed from shares outstanding in the calculation of basic EPS as Jefferies' obligation to issue these shares remains contingent.

(3)	As earned restricted stock units are no longer contingent upon a future service condition and are issuable upon a certain date in the future, earned restricted stock units are added to shares outstanding in the calculation of basic EPS.

(4)	Other shares issuable not pursuant to any contingency include shares issuable to settle previously granted restricted stock awards and shares issuable under certain deferred compensation plans.

(5)	Calculated under the treasury stock method. The treasury stock method assumes the issuance of only a net incremental number of shares as proceeds from issuance are assumed to be used to repurchase shares at the average stock price for the period.

(6)

Calculated under the if-converted method.  The if-converted method assumes the conversion of convertible securities at the beginning of the period.  The conversion of our mandatorily redeemable convertible preferred stock is considered anti-dilutive to our three month EPS results and not included in Diluted EPS shares.  If dilutive, the conversion would result in 4,105,138 shares for the three month EPS results.

(7)	Represents the potential common shares issuable under the conversion spread (the excess conversion value over the accreted debt value) based on the average stock price for the period.

Jefferies Group, Inc. And Subsidiaries
Financial Highlights
(Amounts in Thousands, Except Per Share Amounts)
(Unaudited)

	Quarters Ended
	8/31/2010	5/31/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009

Net earnings to common shareholders	$46,256	$84,832	$74,066	$93,520	$86,286	$61,900
Basic EPS (1)	$0.23	$0.42	$0.36	$0.47	$0.42	$0.31
Diluted EPS (1)	$0.23	$0.41	$0.36	$0.46	$0.42	$0.30
Effective tax rate	44%	39%	38%	41%	37%	40%

Total assets (in millions) (2)	$31,636	$32,117	$32,912	$28,189	$27,863	$26,264
Average total assets for quarter (in millions) (2)	$36,560	$37,597	$35,319	$31,792	$29,379	$29,245
Cash and cash equivalents (in millions)	$2,090	$994	$1,029	$1,853	$1,405	$964
Level 3 assets (in millions) (2) (3)	$488	$512	$657	$884	$842	$661
Level 3 assets - % total assets (2)	1.5%	1.6%	2.0%	3.1%	3.0%	2.5%
Level 3 assets - % total financial instruments owned (2)	3.4%	3.7%	5.1%	9.3%	8.6%	7.9%
Level 3 assets - % common stockholders' equity (2)	20.9%	22.4%	28.4%	38.3%	39.3%	30.9%

Total common stockholders' equity (in millions)	$2,340	$2,288	$2,317	$2,309	$2,145	$2,140
Common book value per share (4)	$13.67	$13.33	$13.48	$13.94	$12.66	$12.45
Tangible common book value per share (5)	$11.52	$11.20	$11.34	$11.71	$10.54	$10.36

Total capitalization (in millions) (6)	$6,358	$5,762	$5,821	$5,802	$5,348	$4,983
Leverage ratio (2) (7)	12.0	12.3	12.4	10.7	11.3	10.8
Adjusted leverage ratio (2) (8)	12.2	12.3	11.2	9.0	9.8	8.3

Average firmwide VaR (in millions) (9)	$8.62	$8.25	$11.21	$6.46	$7.51	$6.17

Common shares outstanding	171,241	171,591	171,845	165,638	169,332	171,927
Share issued during quarter	372	1,659	8,682	819	1,039	2,680
Shares purchased during the quarter	525	1,620	2,474	4,479	3,532	72

Number of employees	2,971	2,821	2,729	2,628	2,513	2,307

Footnotes

(1)	The following details the calculation of basic and diluted earnings per share as included in our quarterly and annual reports.

		Quarters Ended
		8/31/2010	5/31/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
	Earnings for basic earnings per common share:
	Net earnings	$44,127	$88,497	$78,009	$100,339	$109,820	$73,995
	Net earnings to noncontrolling interests	(2,129)	3,665	3,943	6,819	23,534	12,095
	Net earnings to common shareholders	46,256	84,832	74,066	93,520	86,286	61,900
	Less: Allocation of earnings to participating securities (A)	1,731	2,875	2,163	1,451	1,108	236
	Net earnings available to common shareholders	$44,525	$81,957	$71,903	$92,069	$85,178	$61,664
	Earnings for diluted earnings per common share:
	Net earnings	$44,127	$88,497	$78,009	$100,339	$109,820	$73,995
	Net earnings to noncontrolling interests	(2,129)	3,665	3,943	6,819	23,534	12,095
	Net earnings to common shareholders	46,256	84,832	74,066	93,520	86,286	61,900
	Add: Convertible preferred stock dividends (B)	-	1,016	1,016	1,016	1,016	1,016
	Less: Allocation of earnings to participating securities (A)	1,730	2,863	2,158	1,437	1,098	235
	Net earnings available to common shareholders	$44,526	$82,985	$72,924	$93,099	$86,204	$62,681
	Weighted Average Common Shares:
	Basic	195,601	196,944	198,507	196,255	200,609	201,902
	Diluted	195,612	201,064	202,630	200,383	204,736	206,027
	Earnings per common share:
	Basic	$0.23	$0.42	$0.36	$0.47	$0.42	$0.31
	Diluted	$0.23	$0.41	$0.36	$0.46	$0.42	$0.30

	(A) Represents dividends declared during the period on participating securities plus an allocation of undistributed earnings to participating securities. Losses are not allocated to participating securities. Participating securities represent restricted stock and restricted stock units for which requisite service has not yet been rendered and amounted to weighted average shares of 7,661,000, 6,780,000, 5,815,000, 3,092,000, 2,609,000, and 774,000 for the three months ended August 31, 2010, May 31, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively. Dividends declared on participating securities during the three months ended August 31, 2010, May 31, 2010 and March 31, 2010 amounted to approximately $559,000, $568,000 and $494,000, respectively. No dividends were declared during 2009. Undistributed earnings are allocated to participating securities based upon their right to share in earnings if all earnings for the period had been distributed.

	(B) The conversion of our mandatorily redeemable convertible preferred stock is considered anti-dilutive for our three-months ended August 31, 2010.

(2)	This amount represents a preliminary estimate as of the date of this earnings release and may be revised in our Quarterly Report on Form 10-Q for the period ended August 31, 2010.

(3)

Level 3 assets represent those financial instruments classified as such under ASC 820, accounted for at fair value and included within Financial instruments owned.

Level 3 assets for which we bear no economic exposure were $371 million at August 31, 2010, which is reflective of the portion of our Level 3 assets that are attributable to third party and employee noncontrolling interests in certain consolidated entities.

(4)	Common book value per share equals common stockholders' equity divided by common shares outstanding.

(5)

Tangible common book value per share equals tangible common stockholders' equity divided by common shares outstanding. As of August 31, 2010, tangible common stockholders' equity equals common stockholders' equity of $2,340,278 less goodwill and identifiable intangible assets of $367,705. We believe that tangible common book value per share and tangible common stockholders' equity is meaningful as a valuation of financial companies are often measured as a multiple of tangible common stockholders' equity making these ratios meaningful for investors.

(6)

Total capitalization includes our long-term debt, mandatorily redeemable convertible preferred stock, mandatorily redeemable preferred interest of consolidated subsidiaries and total stockholders' equity.

(7)	Leverage ratio equals total assets divided by total stockholders' equity.

(8)

Adjusted leverage ratio equals adjusted assets divided by tangible stockholders' equity. Adjusted assets equals total assets less securities borrowed, securities purchased under agreements to resell, cash and securities segregated, goodwill and indentifiable intangibles plus financial instruments sold, not yet purchased (net of derivative liabilities). As of August 31, 2010, adjusted assets were $27,737,413. We believe that adjusted assets is a meaningful measure as it excludes certain assets that are considered of lower risk as they are generally self-financed by customer liabilities through our securities lending activities.

(9)

VaR is the potential loss in value of our trading positions due to adverse market movements over a one-day time horizon with a 95% confidence level. For a further discussion of the calculation of VaR, see "Market Risk" in Part 1, Item 3 "Quantitative and Qualitative Disclosures About Market Risk" in our Quarterly Report on Form

10-Q for the period ended May 31, 2010.

CONTACT:
Jefferies Group, Inc.
Peregrine C. Broadbent, 212-284-2338
Chief Financial Officer